Exhibit 99.1

GEX Management CEO issues Shareholder Letter

Strategic Roadmap - Entry into AI Driven Decentralized Finance (DeFi) Data Analytics Market.

September 1, 2021

Dallas, TX., September 01, 2021 (GLOBE NEWSWIRE) -- GEX Management Inc (OTC Pink: GXXM), a Dallas based management consulting company.

Dear Shareholders,

As the new CEO of GEX Management, Inc (OTC: GXXM), I am issuing this Shareholder Letter to share the company’s Corporate Vision and our plans to build on the 2021 Strategic Roadmap laid out by the management team earlier this year.

My focus as the incoming CEO has been to expand the capabilities of our Enterprise Technology Consulting practice and, in particular, focus on cutting edge technologies related to the Decentralized Financing (DeFi) industry. According to an April 2021 article in Coin Gekko, the DeFi industry has achieved a market capitalization of close to $128 billion and lies at the core of the crypto-market where lending and trading activities are carried out utilizing blockchain networks that use tokens as proceeds and collateral. A primary goal of GEX as a player in this industry will be to bridge the gap between traditional and decentralized financial markets for major participants. As a rapidly emerging area primed for hyper growth over the next several years, we believe that DeFi has the potential to significantly disrupt the financial services industry. DeFi has started to gain significant traction among both institutional and retail investors who are seeking to achieve alpha returns in their portfolio by exploiting the potential advantages offered within the space of distributed finance. The reluctance of major banks to adopt crypto/ DeFi alternatives is allowing for the massive growth of crypto trading throughout the world, generating the need for alternate payment systems and alternative data sets generated by DeFi technologies.

As an early innovator in this space, GEX is in the process of establishing the infrastructure and resources to run a DeFi focused Data Lab by leveraging the significant foundational frameworks established by our data scientists in the area of decentralized exchanges. In particular, our Data Lab builds and refines alternate data sets using advanced business intelligence models, machine learning algorithms and predictive analytics to develop advanced business insights that delivers us a competitive edge in achieving significant monetization within the multi-billion dollar DeFi industry. To ensure a consistent source of cryptocurrency data and access to cryptocurrency subject matter experts, the Data Lab ensures we have access to raw cryptocurrency data in real time before it is made available to other business intelligence firms. This ensures that our data warehouse servers are updated with cryptocurrency transaction data within minutes of each transaction. Our deep research expertise and strategic investment into this technology has provided us with access to major cryptocurrency influencers around the world and helped us establish significant strategic partnerships with world leading data scientists who have shown particular interest in enhancing our understanding of the DeFi space.

Our advanced DeFi focused data analytics and market insights can be leveraged by our technology users and business partners to invest in cryptocurrency assets, participate in cryptocurrency liquidity pools and yield farming to achieve potentially superior returns in their portfolio. Additionally, our technology collects, processes, organizes data from external sources, prepares it for analysis, and creates artificial intelligence (AI) models that provides market trends, answers market queries, and creates data visualizations. Our BI Insights and Analytics dashboards makes analytic results and prediction models available to our clients for operational decision-making and strategic planning. The goal of our DeFi Business Intelligence initiatives is to drive clients towards better business and investment decisions related to blockchain, cryptocurrencies, and non-fungible assets (NFTs). This enables organizations and investors to increase revenue, improve operational efficiency, and gain competitive advantages in the cryptocurrency marketplace. To achieve these goals, our technology incorporates a combination of traditional data warehousing, artificial intelligence, mathematical modeling, plus various methodologies for managing and analyzing data.

We are already seeing significant growth synergies within our Strategy and Enterprise Technology Consulting practices as a result of the growing demand from our existing clients who are eager to leverage DeFi related technology and data insights for their specific needs. For instance, one of our clients anticipate the launch of their first DeFi exchanges by leveraging our technology in September 2021; additionally, we have been approached by numerous other clients interested in establishing similar exchanges with the help of our DeFi focused technology and business intelligence consulting product offerings. Despite these immediate revenue generation opportunities, we believe our long term value proposition would be to allow users of our proprietary DeFi technology platform and business insight solutions to help them establish arbitrage positions across various DeFi protocols and potentially swap over 1,700 coins in the market-place via business insight-driven volume transactions. Our first mover advantage in this space backed by our proprietary AI based technology platform and leading industry subject matter experts has already fast tracked us to one of the market leader positions in the rapidly evolving DeFi space.

To take full advantage of the advanced DeFi focused analytic models, GEX is in the process of reviewing the potential launch of a GEX Fund, which would use Business intelligence to strategically invest in cryptocurrency liquidity pools, yield farms, and flash loans. The GEX Fund would use models from its Business Intelligence Product Ecosystem to gain a potential competitive edge over other crypto currency investors and leverage the Business Insights gained from its investment decisions to feed data back into its proprietary artificial intelligence models to help improve its prediction models and data sets.

I look forward to reporting on our successful journey together in helping make DeFi a success story for GEX and continue our onward and upward journey towards another successful year!

Joseph Frontiere

CEO, GEX Management, Inc.

About GEX Management

GEX Management, Inc. is a Management Consulting company providing high end Strategy and Enterprise Technology Consulting solutions to public and private companies across a variety of industry sectors. http://www.gexmanagement.com

Forward-Looking Statements:

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, GEX Management, Inc., in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, profits, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates, and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements.

Contact:

info@gexmanagment.com